Exhibit 10.8

Pursuant to Item 601(b)(10)(iv) of Regulation S-K, certain identified information marked with [*****] has been excluded from the exhibit because it is both (i) not material and (ii) the type that the registrant treats as private or confidential.

Landmark Medical Centre Sdn Bhd

(Malaysian company with registration no. 350925H)

Founding Shareholders

And

CytoMed Therapeutics Pte Ltd

(Singapore company with registration no. 201808327H)

CytoMed Therapeutics (Malaysia) Sdn Bhd

(Malaysian company with registration no. 1074609M)

Investment Agreement

Dated : 20th January 2020

Contents

1.	Definitions	3
2.	Purpose of Funds	7
3.	Conditions Precedent	8
4.	Joint and Entire; Not Several	10
5.	Subscription and Closing	10
6.	Representations and Warranties	11
7.	Undertakings of the Company	16
8.	Miscellaneous	18
	Signatures	21

Schedule 1	22
Tranches & Milestones

Schedule 2	23
Shareholders Agreement

Schedule 3	24
Waivers

Schedule 4	25
Disclosure Letter

Schedule 5	26
Statutory Declaration

Schedule 6	29
Founder Undertakings

Schedule 7	33
Completion Certificate

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This Agreement (“Agreement”) is made on 20th January 2020

Between:

(1)	Landmark Medical Centre Sdn Bhd (registration no. 350925H), a company incorporated in Malaysia and having its business address at Unit 33B, Menara Landmark, No.12, Jalan Ngee Heng, 80000 Johor Bahru, Johor, Malaysia (the “Company”);

(2)	The Founding Shareholders;

(3)	CytoMed Therapeutics Pte Ltd (registration no. 201808327H), a company incorporated in the Republic of Singapore and having its registered office at 21 Bukit Batok Crescent, #17-80 WCEGA Tower, Singapore 658065 (“CytoMed Singapore”) or its nominee(s); and

(4)	CytoMed Therapeutics (Malaysia) Sdn Bhd (registration no. 1074609M), a company incorporated in Malaysia and having its registered office at Room 503, 5th Floor, Merlin Tower, Jalan Meldrum, 80000 Johor Bahru, Johor, Malaysia (“CytoMed Malaysia”) or its nominee(s).

(each a “Party” and together the “Parties”).

Recitals:

(A)	CytoMed Singapore desires to subscribe for New Shares in the Company which will account for up to 20.0% of the enlarged ordinary shares of the Company, and the Company desires to issue and allot the New Shares to CytoMed Singapore pursuant to the terms of this Agreement.

(B)	The purpose of this Agreement is to foster a strategic partnership between the Parties, in particular to set up the first Chimeric Antigen Receptor T Cell (“CAR T”) therapy medical centre in Malaysia under a trademarked brand which for the time being shall be known as Advance Cancer Centre, and to be owned equally by the Company and CytoMed Singapore.

(C)	CytoMed Malaysia is a wholly-owned subsidiary of CytoMed Singapore and will execute all businesses as directed by the latter.

Agreed Terms:

1.	Definitions

1.1	In this Agreement and the Schedules, the following words and phrases shall have the following meanings set out below, unless the context requires otherwise:

“Agreement Date” means the date of this Agreement;

“Business Day” means a day, other than a Saturday, a Sunday or a gazetted public holiday in Malaysia, where banks in Malaysia are open in the ordinary course of business;

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“Closing 1” means the closing of the first tranche of the subscription and purchase, and the allotment and issue of the New Shares in accordance with this Agreement;

“Closing 2” means the closing of the second tranche of the subscription and purchase, and the allotment and issue of the New Shares in accordance with this Agreement;

“Closing 3” means the closing of the third tranche of the subscription and purchase, and the allotment and issue of the New Shares in accordance with this Agreement;

“Closing Place and Time” means a time and place, on the relevant date, as agreed between the Parties;

“Directors” means the directors of the Company from time to time;

“Disclosure Letter” means a disclosure letter substantially in the form attached in Schedule 4 (Disclosure Letter);

“Encumber” means, with respect to any shares, the creation of any security interest, charge, mortgage, pledge, lien or other encumbrance affecting title to, ownership of or possession of such shares, and the terms “Encumbering” and “Encumbrance” have correlative meanings;

“Founder Undertakings” means the non-compete undertakings substantially in the form attached in Schedule 6 (Founder Undertakings);

“Founding Shareholders” means each or any of:

	Founding Shareholders	Malaysia NRIC
(a)	Ong Ah Huay	[*****]
(b)	Lucas Luk Tien Wee	[*****]
(c)	Louisa Luk Tien Sze	[*****]
(d)	Lincoln Luk Tien Wen	[*****]

“Investor” means CytoMed Singapore;

“JV Bank Account” means the banking account which requires both signatories to operate, one each from the Founding Shareholders and the nominee director of CytoMed;

“Long Stop Date” means the long stop date so stated in Schedule 1 (Tranches & Milestones) applicable to the relevant investment tranche milestone, or such later date as the Parties may agree in writing;

“M&A” means the Company’s memorandum and articles of association for time being;

“New Funds” means the cash proceeds from the New Shares;

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“New Shares” means the new ordinary shares pro rata to be issued by the Company to the Investor which will account for up to 20.0% of the enlarged ordinary shares of the Company;

“Permitted Purpose” means only the Company’s capital expenditure for further development and commercialisation of the businesses of the Company and includes setting up of a CAR T-centric medical centre in Malaysia, purchase of new equipment, renovation of premises, hiring of medical personnel, funding of clinical trials in particular Investigator Initiated Trials (“IIT”) and its associated expenses such as attending doctors and nurses and hospital costs, administrative enhancements such as new website, engagement of independent accountants and managers, and CytoMed’s IPO retainer fee of [*****] per month. Without limiting the generality of the sentence before this, “Permitted Purpose” excludes investments in other companies, joint ventures or for the purchase of stock, bonds and shares whether or not on the capital markets;

“Present Business” means the Company’s business presently carried on, being that of a general hospital;

“Representations and Warranties” means each of the Company’s and each Founding Shareholders’ representations and warranties as stated in Clause 6 (Representations and Warranties);

“Shares” means ordinary shares of the Company of any class or type;

“Shareholders” means the shareholders of the Company for time being;

“Shareholders Agreement” means the shareholders agreement substantially in the form attached in Schedule 2 (Shareholders Agreement);

“Statutory Declaration” means a statutory declaration substantially in the form attached in Schedule 5 (Statutory Declaration);

“Tranche 1 Conditions Precedent”, “Tranche 2 Conditions Precedent” and “Tranche 3 Conditions Precedent” have the meanings given to them in Clause 3 (Conditions Precedent);

“Tranche 1 Milestones” means the milestones so identified in Schedule 1 (Tranches and Milestones);

“Tranche 2 Milestones” means the milestones so identified in Schedule 1 (Tranches and Milestones);

“Tranche 3 Milestones” means the milestones so identified in Schedule 1 (Tranches and Milestones); and

“Waivers” means the waivers of pre-emption rights substantially in the form attached in Schedule 3 (Waivers).

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1.2	Interpretation

Unless the context requires otherwise, any reference in this Agreement to:

(a)	“applicable law” includes without limitation:

(i)	applicable case laws, statutes, decrees, acts, codes, legislation, treaties, conventions and similar instruments, and all statutory instruments or orders made pursuant to any of them (as applicable), and in each case, as amended, extended, re-enacted or consolidated from time to time, whether before or after the Agreement Date; and

(ii)	applicable orders, guidelines, notices, guidance, rules and regulations from time to time of any state, government or government entity;

(b)	the singular includes the plural and vice versa;

(c)	any one gender includes all genders;

(d)	a “person” includes natural persons, bodies corporate, government, state or agency of a state, unincorporated association, trust or partnership (whether or not having separate legal personality);

(e)	an “Affiliate” of any person means any party which controls, is controlled by or under common control of that person, whether directly or indirectly, and “controls” means the ownership of 51% or more of the voting or other controlling interests in the subject person and/or the ability to control in fact the business and affairs of the subject person;

(f)	“clause” refers to a clause in the main body of this Agreement, and “paragraph” refers to a paragraph in the Schedules;

(g)	“RM or Ringgit” means the lawful currency for time being of Malaysia; and

(h)	this “Agreement” is a reference to this agreement as amended, supplemented or otherwise altered or novated from time to time.

1.3	Recitals and Schedules

(a)	Recitals form part of this Agreement as if set out here.

(b)	The following Schedules form part of this Agreement as if set out here:

Schedule 1	-	Tranches & Milestones
Schedule 2	-	Shareholders Agreement
Schedule 3	-	Waivers
Schedule 4	-	Disclosure Letter
Schedule 5	-	Statutory Declaration
Schedule 6	-	Founders Undertakings
Schedule 7	-	Completion Certificate

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1.4	Third Party Rights

A person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 for time being in force to enforce or enjoy the benefit of any term of this Agreement.

1.5	Headings

Headings of Clauses and paragraphs are included in this Agreement for the purposes of information and convenience only. They shall not affect the meaning of or be used in interpreting the terms of this Agreement.

1.6	Time

(a)	If the date for the performance of any obligation or payment of any amount pursuant to this Agreement falls on a day which is not a Business Day, the performance of the obligation or payment of the amount shall be made, as the case may be, on the Business Day following immediately.

(b)	The performance of any obligation or payment of any amount stated to be “on or before” any day or Business Day shall be construed to mean on or before 5 p.m. of that day or Business Day.

1.7	The Company’s Obligations

Where this Agreement provides that the Company “shall” perform an act or is subject to an obligation, each Founding Shareholder agrees to take all reasonable action to use all its rights as a shareholder of the Company or as a Director to procure that the Company performs that act or complies with that obligation, including:

(a)	calling (if necessary) and attending all shareholders meetings and passing the necessary resolutions to cause the Company to perform that act or comply with that obligation;

(b)	as a Director taking all necessary action to procure that the Company performs that act or complies with that obligation; and/or

(c)	instructing or otherwise causing its nominated directors (if any) to take all necessary action to procure that the Company performs that act or complies with that obligation.

2.	Purpose of Funds

The Company and each Founding Shareholder agrees and undertakes the New Funds under this Agreement shall be used for the Permitted Purpose and no other purpose. To this end, the Parties will set up a joint banking account for the New Funds with an authorised signatory from each Party so that all payments are to be jointly approved (“JV Bank Account”).

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3.	Conditions Precedent

3.1	Each of the following describes a “Tranche 1 Condition Precedent”:

(a)	the Representations and Warranties are true on the date of Closing 1 with the same effect as though the representations and warranties were made on that date;

(b)	the Company and the Founding Shareholders have performed all acts and complied with all obligations contained in this Agreement that are required to be performed or complied with by on or before Closing 1;

(c)	all requirements under applicable law in connection with the issuance of the New Shares pursuant to this Agreement are obtained and are in full force and effect on the date of Closing 1;

(d)	all corporate approvals and resolutions in connection with the transactions contemplated at Closing 1 are obtained and all related documents are reasonably satisfactory in form and substance to the Investor, and the Investor has received true copies;

(e)	any necessary amendments to the Company’s M&A are adopted and are in full force and effect;

(f)	the Company and each Party have executed and delivered the Shareholders Agreement;

(g)	the Investor has completed a due diligence review of the Company and the results of the review are reasonably satisfactory to the Investor;

(h)	the Tranche 1 Milestone(s) is/are satisfied;

(i)	no adverse material change to the Company has arisen and is continuing;

(j)	no change in the shareholding or capital structure of the Company occurring on or before Closing 1;

(k)	each Founding Shareholder has executed and delivered the Statutory Declaration; and

(l)	all documents which the Investor reasonably considers necessary or desirable to consummate the transactions contemplated in this Agreement are executed and delivered.

The obligations of the Investor to subscribe and purchase the New Shares at Closing 1 are subject to the fulfilment or the Investor’s waiver (in its sole and absolute discretion) of each of the Tranche 1 Conditions Precedent.

3.2	Each of the following describes a “Tranche 2 Condition Precedent”:

(a)	the Representations and Warranties are true on the date of Closing 2 with the same effect as though the representations and warranties were made on that date;

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(b)	the Company and the Founding Shareholders have performed all acts and complied with all obligations contained in this Agreement that are required to be performed or complied with by on or before Closing 2;

(c)	all requirements under applicable law in connection with the issuance of the New Shares pursuant to this Agreement are obtained and are in full force and effect on the date of Closing 2;

(d)	all corporate approvals and resolutions in connection with the transactions contemplated at Closing 2 are obtained and all related documents are reasonably satisfactory in form and substance to the Investor, and the Investor has received true copies;

(e)	the Shareholders Agreement remains valid and binding on the Company and the other parties to that agreement;

(f)	the Tranche 2 Milestone(s) is/are satisfied;

(g)	no adverse material change to the Company has arisen and is continuing; and

(h)	all documents which the Investor reasonably considers necessary or desirable to consummate the transactions contemplated in this Agreement are executed and delivered.

The obligations of the Investor to subscribe and purchase the New Shares at Closing 2 are subject to the fulfilment or the Investor’s waiver (in its sole and absolute discretion) of each of the Tranche 2 Conditions Precedent.

3.3	Each of the following describes a “Tranche 3 Condition Precedent”:

(a)	the Representations and Warranties are true on the date of Closing 3 with the same effect as though the representations and warranties were made on that date;

(b)	the Company and the Founding Shareholders have performed all acts and complied with all obligations contained in this Agreement that are required to be performed or complied with by on or before Closing 3;

(c)	all requirements under applicable law in connection with the issuance of the New Shares pursuant to this Agreement are obtained and are in full force and effect on the date of Closing 3;

(d)	all corporate approvals and resolutions in connection with the transactions contemplated at Closing 3 are obtained and all related documents are reasonably satisfactory in form and substance to the Investor, and the Investor has received true copies;

(e)	the Shareholders Agreement remains valid and binding on the Company and the other parties to that agreement;

(f)	the Tranche 3 Milestone(s) is/are satisfied;

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(g)	no adverse material change to the Company has arisen and is continuing; and

(h)	all documents which the Investor reasonably considers necessary or desirable to consummate the transactions contemplated in this Agreement are executed and delivered.

The obligations of the Investor to subscribe and purchase the New Shares at Closing 3 are subject to the fulfilment or the Investor’s waiver (in its sole and absolute discretion) of each of the Tranche 3 Conditions Precedent.

3.4	This Agreement shall immediately terminate upon the Investor’s notice if the relevant conditions precedent are not satisfied or waived on or before the applicable Long Stop Date.

3.5	Notwithstanding the above, the Investor reserves the right to discontinue with subsequent tranche(s) after Closing 1.

4.	Joint and Entire; Not Several

4.1	(a)	The obligations of the Investor under this Agreement are joint and entire, and not several.

(b)	The closure of a tranche of investment is conditional upon the closing of the tranche immediately prior. The failure to close any tranche of investment shall release the Investor from the next and all other subsequent tranches.

(c)	The obligations of the Founding Shareholders under this Agreement shall be joint and several.

5.	Subscription and Closing

5.1	Subject to and upon the terms of this Agreement, the Investor agrees to subscribe for and purchase, and the Company agrees to sell, allot and issue the New Shares to the Investor, as detailed in Schedule 1.

5.2	At each closing the Company and the Founding Shareholders shall deliver to the Investor the following:

(a)	original Waivers, substantially in the form set out in Schedule 3, in respect of the issue of the New Shares duly executed by each of the Shareholders,

(b)	original share certificates, issued by the Company, in respect of the relevant subscription shares;

(c)	all documents contemplated in the conditions precedent described in Clause 3 of this Agreement, in form and substance reasonably acceptable to the Investor; and

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(d)	such signed confirmations or other documents required by the Investor, including but not limited to the completion certificate set out in Schedule 7, in such format as determined by the Investor at its discretion, confirming that the relevant conditions precedent detailed in Clause 5 have been fulfilled as at the respective closing dates, and the representations and warranties are true and correct as at the respective closing dates.

5.3	(a)	Subject to the satisfaction or waiver of the Tranche 1 Conditions Precedent,Closing 1 shall take place on the [*****] Business Day immediately after Tranche 1 Conditions Precedent are satisfied or waived, at the Closing Place and Time.

(b)	At Closing 1 the Company shall allot and issue to the Investor the number of New Shares set out under Tranche 1 of Schedule 1 and make the deliveries described above.

(c)	In consideration of the Company’s allotment, issue and delivery, the Investor shall pay to the Company in cash the amount set out under Tranche 1 of Schedule 1.

5.4	(a)	Subject to the satisfaction or waiver of the Tranche 2 Conditions Precedent,Closing 2 shall take place on the [*****] Business Day immediately after Tranche 2 Conditions Precedent are satisfied or waived, at the Closing Place and Time.

(b)	At Closing 2 the Company shall allot and issue to the Investor the number of New Shares set out under Tranche 2 of Schedule 1 and make the deliveries described above.

(c)	In consideration of the Company’s allotment, issue and delivery, the Investor shall pay to the Company in cash the amount set out under Tranche 2 of Schedule 1.

5.5	(a)	Subject to the satisfaction or waiver of the Tranche 3 Conditions Precedent,Closing 3 shall take place on the [*****] Business Day immediately after Tranche 3 Conditions Precedent are satisfied or waived, at the Closing Place and Time.

(b)	At Closing 3 the Company shall allot and issue to an Investor the number of New Shares set out under Tranche 3 of Schedule 1 and make the deliveries described above.

(c)	In consideration of the Company’s allotment, issue and deliveries, the Investor shall pay to the Company in cash the amount set out under Tranche 3 of Schedule 1.

6.	Representations and Warranties

Subject to any disclosures made in the Disclosure Letter (if any) only to the extent such matter has been disclosed in sufficient detail to enable a reasonable buyer to identify the nature and scope of the fact, matter or circumstance, each of the Company and the Founding Shareholders jointly and severally represent and warrant to the Investor that, as at the date of this Agreement and repeated on Closing 1, Closing 2 and Closing 3:

(a)	Organization, Good Standing and Qualification.

The Company:

(i)	is duly incorporated, organized, validly existing and in good standing under the laws of Malaysia;

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(ii)	does not directly or indirectly, legally or beneficially, own any share, equity, membership, partnership or other ownership interest in any competing businesses;

(iii)	has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted;

(iv)	has all consents, approvals and licences under all applicable laws to carry on its business as now conducted and as proposed to be conducted, and to own all properties and assets as now owned and as proposed to be acquired; and

(v)	is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would or is likely to constitute or cause a material adverse change to the Company’s business;

(vi)	has complied with its constitution or other by-laws (if applicable) in all material respects and none of the activities, agreements, commitments or rights is ultra vires or unauthorised;

(vii)	Capitalization and Voting Rights. Immediately prior to Closing 1, the paid-up capital of the Company consists solely of [*****] ordinary shares, all of which are duly and validly issued and held by the following Shareholders:

Name	No. of Shares
Ong Ah Huay	[*****]
Lucas Luk Tien Wee	[*****]
Louisa Luk Tien Sze	[*****]
Lincoln Luk Tien Wen	[*****]
Total	[*****]

(b)	No options and other rights.

There are, in respect and relating to the Company’s shares and other securities:

(i)	no options, warrants, rights, conversion rights, pre-emptive rights or rights of first refusal;

(ii)	no agreements of any kind for the purchase or acquisition; and

(iii)	no liens, claims, or Encumbrances.

(c)	Capacity. In the case of any Shareholder which is a corporation, it is a corporation validly existing under the laws of its jurisdiction of incorporation, has corporate power to own its properties and to conduct its business, has all requisite corporate power and authority to enter into this Agreement and perform its obligations hereunder and this Agreement constitutes valid obligations, legally binding on it and enforceable in accordance with its terms.

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In the case of a Shareholder who is an individual, he has the capacity to enter into and perform and comply with his obligations under this Agreement and his obligations under this Agreement constitute valid obligations, legally binding on him and enforceable in accordance with its terms;

The Company does not carry out businesses in real estate development, gambling, tobacco-related products, and other activities which are against public interest;

(d)	Founders’ and Key Management Residence. The Founding Shareholders (whether a natural person or other entity) and all key management personnel of the Company are ordinarily resident in Singapore or Malaysia;

(e)	Corporate Powers, M&A and Other Agreements. The Company’s execution and delivery of this Agreement and the performance of its obligations under or contemplated by this Agreement will not violate or exceed its corporate powers, or contravene any provision of its M&A or any agreement to which it is a party or which is binding upon all or any of its assets, and the execution, delivery and performance by the Company and the Founding Shareholders of this Agreement (including the allotment, issuance and delivery of the New Shares) have been duly authorised by all necessary actions on the part of the Company and the Founding Shareholders;

(f)	Applicable laws. All licences, approvals, consents and other requirements under applicable law for the Company’s and each Founding Shareholders’ execution and delivery of this Agreement and the performance of all the obligations under or contemplated by this Agreement have been duly obtained or granted and are in full force and effect;

(g)	No Encumbrances. Each Founding Shareholder:

(i)	legally and beneficially owns the full right, title and power to his Shares, free and clear of all Encumbrances; and

(ii)	has not granted any options, warrants or any other rights whatsoever in respect of his shares;

(h)	M&A. The M&A are in full force and effect;

(i)	Title to Properties. The Company has good, valid and marketable title to all its properties and assets (real and personal, tangible and intangible), in each case free of all Encumbrances. All assets owned or used by the Company which are subject to a requirement of licensing or registration of ownership possession or use are duly licensed or registered in the sole name of the Company;

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(j)	Litigation.

In respect of the Company and each Founding Shareholders, and each of their properties and assets:

(i)	no litigation, arbitration, administrative and any other legal proceedings of any nature (including bankruptcy proceedings, or proceedings for the appointment of a receiver, liquidator, trustee in bankruptcy or similar officer) has been started or is pending before any court, administrative body, agency or arbitration or other tribunal;

(ii)	no notices, orders, judgment or decree of any kind by any court administrative body, agency or arbitration or other tribunal has been issued or made, whether or not satisfied or discharged; and

(iii)	to the best of the Company’s and Founding Shareholder’s knowledge, information and belief, after due and diligent investigations and enquiries, none of the events described in clauses 6(l)(i), (ii) and (iii);

(k)	Compliance with Laws.

The Company, in respect of the issuance, sale and trading of its Shares and the business presently conducted by the Company:

(i)	has complied and is complying with all applicable laws and regulations and is not in breach of any laws or regulations;

(ii)	is not subject to any applicable laws which require extraordinary actions or expenditures which other similar companies or business are not also subject to;

(iii)	has made and maintained in effect all filings, licences, permits, approvals, applications and authorizations required under applicable laws; and

(iv)	there is no investigation, disciplinary proceeding or enquiry by, or order, decree, decision or judgment of, any court, tribunal, arbitrator, governmental agency or regulatory body outstanding or anticipated against the Company or any person for whose acts or defaults it may be vicariously liable which has had or may have a material adverse effect upon the assets or business of the Group and there are no circumstances likely to give rise to any such investigation or enquiry.

(l)	Agreements. No contract, agreement or commitment has been entered into or incurred by the Company which is outside its ordinary and proper course of business;

(m)	Accuracy of Financial Records and Accounts. The financial records and accounts of the Company are prepared in accordance with generally accepted accounting principles in the relevant jurisdiction in which the Company is incorporated, and in compliance with all applicable legislation, are complete and correct in all material respects and accurately reflect in all material respects the nature, extent and purpose of the assets, liabilities, receipts, disbursements and transactions recorded;

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(n)	Accuracy of Information. The Company and Founding Shareholders have fully disclosed in writing to the Investor all facts relating to the Company which is material for disclosure in the context of this Agreement. All information, whether oral, written, electronic or in any other form, provided to the Investor for the purpose and in contemplation of the investments under this Agreement are true, accurate and complete.

(o)	No Material Adverse Change.

Since the date of incorporation of the Company:

(i)	there has been no material adverse change in the business, financial condition, operations or affairs of the Company; and

(ii)	there has been no declaration or payment of any dividend or other distribution by the Company in respect of or any direct or indirect retirement, redemption purchase or other acquisition of, any Shares.

(p)	Debt.

The Company has no debts or other liabilities, whether actual or contingent.

(q)	Intellectual Property.

(i)	All rights in all intellectual property and business information owned, used by or otherwise required for the Company’s business are vested in or validly granted to the Company and are not subject to any limit as to time or any other limitation, right of termination or restriction and all renewal fees and steps required for their maintenance or protection have been paid and taken.

(ii)	All business information owned, used by or otherwise required for the Company’s business is in the possession of the Company and the Company is not a party to any confidentiality or other agreement or subject to any duty which restricts the free use or disclosure of any business information.

(iii)	The Company has not granted or is obliged to grant any licence, sub-licence or assignment in respect of any intellectual property owned, used by or otherwise required for its business, or has disclosed or is obliged to disclose any confidential information required for its business to any person, other than to its employees for the purposes of carrying on its business.

(iv)	The Company is not in breach of any licence, sub-licence or assignment granted to it in respect of any intellectual property or business information owned, used by or otherwise required for its business.

(v)	There is no, and there has been at any time, any unauthorized use or infringement by any person of any of the intellectual property or business information owned, used by or otherwise required for the Company’s business.

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(vi)	No moral rights have been asserted or are likely to be asserted which would affect the use of any of the intellectual property or business information in the Company’s business.

(r)	Title to New Shares.

(i)	The Company is and will on Closing 1, Closing 2 and Closing 3 be entitled to or is otherwise able to allot and issue to the Investor the full legal and beneficial ownership of the New Shares.

(ii)	The New Shares will on allotment and issuance be validly authorised by the Company and free from all Encumbrances and are not or will not be subject to any pre-emption rights of any person, and when allotted and issued will be properly and validly issued and credited as fully paid-up shares.

(iii)	The New Shares are and will on allotment and issuance constitute 20.0% of the enlarged Shares.

(iv)	No person has the right (whether exercisable now or in the future and whether contingent or not) to call for the allotment, issuance, sale or transfer of any unissued share or loan capital of the Company under any option or other agreement (including conversion rights and rights of pre-emption) and there are no claims, charges, liens, equities or Encumbrances on the unissued shares of the Company as of the date of this Agreement and on Closing 1, Closing 2 and Closing 3.

(s)	Insolvency.

No order has been made or petition presented or resolution passed for the winding-up of the Company, nor are there any grounds on which any person would be entitled to have the Company wound-up. No petition has been presented for an order for the appointment of a judicial manager (or other similar order) to be made in relation to the Company, nor has any such order been made.

(t)	Taxation.

All taxes assessed or imposed by any government or governmental or statutory body upon the Company, and which are due and payable, have been paid and were paid for on or before the relevant due date for payment.

7.	Undertakings of the Company

7.1	The Company warrant and guarantee an after-tax net profit of a minimum of [*****] for the financial year ended 31 December 2019 and [*****] for the financial year ending 31 December 2020. Any shortfall of every [*****] below the aforementioned guarantee shall be compensated on pro rata basis by the issue of [*****] of enlarged share capital. For illustrative purpose, this structure is tabulated below. Profits shall be determined based on audited accounts prepared by an independent auditor, whose appointment shall be agreed between the Parties.

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Stake in Company after FY2019
FY2019 After Tax Profit	FY2019 Profit Guarantee	FY2019 Profit Shortfall	Compensation Shares	Founding Shareholders	CytoMed Singapore
RM	RM	RM	%	%	%

[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]
[*****]	[*****]	[*****]	[*****]	[*****]	[*****]

7.2	The Company shall give a right of first refusal to CytoMed Singapore to acquire the balance of shares which it does not own and this right is valid until 31 December 2021.

7.3	Notwithstanding Closing 1, Closing 2 and/or Closing 3, the Company and the Founding Shareholders jointly and severally:

(a)	agree and acknowledge that the Investor (and/or such other listing vehicle comprising all or some of the assets of the Investor) intends to proceed with a public listing of its shares on a stock exchange in such jurisdiction(s) as the Investor may elect (the “Proposed IPO”); and

(b)	agree and undertake that the Company and the Founding Shareholders shall procure that:

(i)	the Company shall provide all information and/or documents as the Investor may require for the purposes of the Proposed IPO for due diligence or otherwise, which shall include but not limited to:

(aa) historical information of the Company (and/or its related corporations) since incorporation;

(bb) all financial statements and accounts (whether audited or unaudited) and other financial information of the Company;

(cc) all corporate secretarial records of the Company;

17

(dd) all information and/or documents relating to the directors and/or Shareholders of the Company (and if any such Shareholder is not an individual, all information and/or documents relating to the shareholder(s) of such corporate Shareholder); and

(ee) all agreements, contracts and/or undertakings of the Company (whether legally binding or otherwise);

(ii)	the Company shall grant access to its premises and/or place of business to the Investor (and/or the its professional advisors, representatives and/or agents) for purposes of due diligence in connection with the Proposed IPO; and

(iii)	the Company shall use its best efforts to render all such assistance as may be required by the Investor from time to time for the purposes of the Proposed IPO.

8.	Miscellaneous

8.1	Confidentiality and Publicity

(a)	Each Shareholder agrees to keep the terms of this Agreement confidential.

(b)	No publicity material, press releases or other announcements incorporating any reference to a Party shall be made without the prior written approval of that Party (which shall not be unreasonably withheld or delayed).

(c)	No publicity material, press releases or other announcements relating to the existence of or terms of the transactions contemplated in this Agreement shall be made without the prior written approval of each Party (which shall not be unreasonably withheld or delayed).

8.2	Notices

All notices, requests, demands and other communications given by any of the Parties shall be in writing and shall be given only by personal delivery, registered mail, courier service or telefax and shall be deemed to have been duly given when received at the following addresses:

Landmark Medical Centre Sdn Bhd

Address:	Unit 33B, Menara Landmark, No.12, Jalan Ngee Heng, 80000 Johor Bahru, Johor.
Tel No.:	[*****]
Fax No.:	[*****]
Attention:	The Directors

CytoMed Therapeutics Pte Ltd

Address:	21 Bukit Batok Crescent, #17-80 WCEGA Tower, Singapore 658065.
Tel No.:	[*****]
Attention:	The Directors

18

CytoMed Therapeutics (Malaysia) Sdn Bhd

Address:	No.12 Jalan Permas Jaya 9/16, Bandar Baru Permas Jaya, 81750 Johor.
Tel No.:	[*****]
Attention:	The Directors

or to another address or fax number as a Party may from time to time notify the others in writing.

8.3	Extensions and Waivers

(a)	The Investor may, at its sole and absolute discretion, extend the time for or otherwise waive performance of any of the obligations or other acts of the Company or Founding Shareholders.

(b)	No failure or delay on the part of any Party in exercising any of its rights under this Agreement shall operate as a waiver of those rights.

(c)	A Party’s single or partial exercise of any of its rights under this Agreement does not preclude any other or further exercise of those rights or the exercise of any other rights under this Agreement.

8.4	Amendments

No amendment or variation to this Agreement shall take effect unless it is in writing and agreed by each Party.

8.5	Successors and Assigns

(a)	No Party shall have the right to assign all or any part of its interest in this Agreement without the prior written consent of the other Parties.

(b)	This Agreement shall be binding upon and shall inure to the benefit of the Parties and their respective successors and permitted assigns.

8.6	Entire Agreement

(a)	This Agreement constitutes the entire agreement between the Parties with respect to the subject matter and transactions contemplated, and supersedes all prior oral and written agreements, memoranda or correspondences between the Parties relating to these subject matter or transactions.

(b)	Nothing in this Clause affects or limits a representation or warranty (whether oral or written) given by the Company or a Founding Shareholder arising out of or in connection with this Agreement, or the due diligence, negotiations and discussions related to this Agreement.

8.7	Governing Law and Jurisdiction

(a)	This Agreement shall be governed by and construed in accordance with Malaysia law.

(b)	The Parties irrevocably agree that the courts of Malaysia shall have [non-exclusive] jurisdiction to hear and determine any suit, action or proceeding and to settle any disputes which may arise out of or in connection with this Agreement.

19

(c)	Each Party irrevocably submits to the non-exclusive jurisdiction of the courts of Malaysia.

8.8	Severability

In the event that any one or more of the provisions contained in this Agreement shall be invalid, illegal, or unenforceable in any respect for any reason, the validity, legality, and enforceability of any such provision in every other respect and of the remaining provisions of this Agreement shall not in any way be affected or impaired.

8.9	No Partnership

Nothing in this Agreement shall be taken to constitute a partnership between the Parties and none of the Parties shall have any authority to bind any other.

8.10	Further Assurances

Each Party shall execute, acknowledge and deliver further instruments, and do other acts and things, as may be necessary or desirable to carry out the full intent and purposes of this Agreement.

8.11	Counterparts

This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

In witness the Parties have caused this Agreement to be duly executed and delivered as of the date first above written.

20

Signatures

The Company:

By:	/s/ Ong Ah Huay
For and on behalf of Landmark Medical Centre Sdn Bhd

The Investor:

By:	/s/ Choo Chee Kong
Name:	Choo Chee Kong
For and on behalf of CytoMed Therapeutics Pte Ltd

By:	/s/ Tan Yoong Ying
Name:	Tan Yoong Ying
For and on behalf of CytoMed Therapeutics (Malaysia) Sdn Bhd

The Founding Shareholders:

By:	/s/ Louisa Luk Tien Sze

By:	/s/ Lucas Luk Tien Wee

By:	/s/ Ong Ah Huay

By:	/s/ Lincoln Luk Tien Wen

Witness:

[*****]

21

Schedule 1

Tranches & Milestones

Tranche	Long Stop Closing Date	Milestones	Amount
[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]
		[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]
		[*****]	[*****]
[*****]	[*****]	[*****]	[*****]
		[*****]	[*****]

[End of Schedule]

22

Schedule 2

Shareholders Agreement

[See Exhibit 10.9]

23

Schedule 3

Waivers

Date: 20th January 2020

To:	CytoMed Therapeutics Pte Ltd
(Singapore company registration no. 201808327H)
(“Investor”)

Each party below waives all pre-emptive and other similar rights howsoever arising that it has or may have in respect of the issue to the Investor of the Company’s shares as contemplated in the Investment Agreement dated 20th January 2020 and entered into among the Company, the Founding Shareholders, CytoMed Malaysia and the Investor.

Signed by

for and on behalf of
LANDMARK MEDICAL CENTRE SDN BHD

Founding Shareholders

By:	/s/ Ong Ah Huay	By:	/s/ Lucas Luk Tien Wee

By:	/s/ Louisa Luk Tien Sze	By:	/s/ Lincoln Luk Tien Wen

[End of Schedule]

24

Schedule 4

Disclosure Letter

Date:

To:	CytoMed Therapeutics Pte Ltd
(Singapore company registration no. 201808327H)
(“Investor”)

Dear Sirs

Investment Agreement - Disclosure Letter

1.	This letter is issued as a Disclosure Letter referred to in Clause 1.1 of the Investment Agreement dated on or about this letter (“Agreement”) and made between the Company, the Founding Shareholders, CytoMed Malaysia and the Investor.

2.	Terms defined and references construed in the Agreement shall have the same meanings and construction in this Disclosure Letter. This Disclosure Letter forms an integral part of the transactions affected by or under the Agreement. The disclosures (both general and specific) made in this Disclosure Letter are exceptions or modifications to the Agreement as a whole and are made on the basis that any matter disclosed in relation to a particular warranty shall be effective generally in relation to every other warranty as may be appropriate and each such disclosure is given without prejudice to the generality and effectiveness of any other disclosure.

3.	No warranty or representation is given by the Company as to the existence of applicable laws or regulations (statutory or otherwise) in force at the date of this Disclosure Letter nor as to the implications or effects of changes in applicable legislation, regulations, rules, ordinances, orders or other requirements or the introduction or coming into effect of any of the same after the date of this Disclosure.

4.	In addition, the Company also wishes to make the following specific disclosures and for convenience only, reference may be made to specific clauses of the Agreement. Each item disclosed shall be deemed to be disclosed in respect of all the warranties and shall not be limited to the Clause which is referred to below:

Clause	Specific Disclosure
[•]	[•]
[•]	[•]

Yours faithfully

By:	/s/ Lucas Luk Tien Wee

For and on behalf of Landmark Medical Centre Sdn Bhd

[End of Schedule]

25

Schedule 5

Statutory Declaration

I, (Name, NRIC or Passport No.), of [•] (Address), a/an [•] (Occupation), do solemnly and sincerely declare as follows :

I refer to the Investment Agreement dated on or about the date of this statutory declaration (“Agreement”) and made between Landmark Medical Centre Sdn Bhd (“Company”), the Investor and other parties.

Terms used in this declaration but which are not defined have the meanings given them in the Agreement. In addition,

“Affiliate” means, in respect of any person or corporation at any time, a person or corporation that directly or indirectly through one or more intermediaries, Controls, or is Controlled by, or is under common Control with that first mentioned person or corporation; and

“Control” means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a corporation, whether through the ownership of voting securities, by contract, or otherwise and derivative terms thereof (including “Controlling”, “Controlled by” and “under common Control with”) shall also bear such meaning as aforesaid. For the purpose of this definition, the holding of an interest (within the meaning of the Act) of more than fifty (50) per cent of the equity share capital of the relevant corporation shall be deemed to be “Control” of the corporation.

1.	I truthfully, accurately and completely declare and set out below all business, family and other relationships, connections, associations or dealings (directly or indirectly) which I have or have had with the Investors, the Company or any of their Affiliates.

2.	Save as declared and set out below, I have no other relationship, connection, association or dealing with any of the Investors, the Company or any of their Affiliates.

3.	Other than salary or director’s fees from the Company in the ordinary course of employment or directorship, I have not received any remuneration, compensation, payment, loans, funds or other monies from any of the Investor, the Company or any of their Affiliates.

4.	I have not been declared a bankrupt by any court of competent jurisdiction in the five years preceding the date of this declaration. If I had been, I have been discharged as a bankrupt.

5.	There are no unsatisfied judgements (whether in Malaysia or elsewhere) outstanding against me.

6.	I have not been convicted in a court of law of any offence (whether in Malaysia or elsewhere) involving fraud, dishonesty, or in connection with the formation or management of a corporation (“Major Offence”) nor are there any criminal proceedings pending against me in relation to any Major Offence.

7.	I have not been convicted in a court of law (whether in Malaysia or elsewhere) of any other offence (“General Offence”) punishable with imprisonment of five years or more.

26

8.	If I have been convicted in a court of law (whether in Malaysia or elsewhere) of any General Offence punishable with imprisonment of less than five years, a period of five years or more has lapsed since my release from prison.

9.	Other than traffic offences punishable other than by with imprisonment, I have not been convicted in a court of law (whether in Malaysia or elsewhere) of any General Offence which is punishable other than by imprisonment, in the five years prior to the date of this declaration.

10.	There have been no civil proceedings commenced against me in the five years preceding the date of this declaration for fraud, misrepresentation, and/or dishonesty; and I am not the subject of any such pending civil proceeding.

11.	I am not the subject of any order, judgement or ruling of any court of competent jurisdiction, tribunal or governmental body:

(a)	permanently enjoining me from engaging in any type of business practice or activity;

(b)	temporarily enjoining me from engaging in any type of business practice or activity in the five years prior to the date of this declaration; and/or

(c)	prohibiting me from being a director of any corporation.

And I make this solemn declaration conscientiously believing the declaration to be true, and by virtue of the Statutory Declarations Act 1960.

Subscribed and solemnly declared by ____________________________ at __________________________ in the State of _________________ this _____________________, 2020.

Before me, __________________________________ (Signature of Sessions Court Judge, Magistrate or Commissioner for Oaths)

27

I have the following business, family and other relationships, connections, associations or dealings with the Investors, the Company or its Affiliates:

__________________________________

Examples of business, family and other relationships, connections, associations or dealings to be declared would include (but are not limited to) the following:

(1)	a family relationship arising through blood or marriage. These include the spouse or ex-spouse, parents, guardian, siblings, children, parents-in-law, brother-in-law, sister-in law, son-in-law and daughter-in-law, grandparents, siblings of grandparents, grandchildren, cousins, nephews and nieces or a spouse of any of the foregoing; and

(2)	a business relationship. These include situations where the Investor and any Founder have or previously had any business association.

[End of Schedule]

28

Schedule 6

Founders Undertakings

Date: 20th January 2020

To:	CytoMed Therapeutics Pte Ltd
(Singapore company registration no. 201808327H)
(“Investor”)

Dear Sirs

Non-Compete Undertakings

1.	I refer to the Investment Agreement dated on or about the date of this letter (“Agreement”) and made between Landmark Medical Centre Sdn Bhd (the “Company”), the Investor and other parties.

2.	I undertake that if my employment agreement for time being with the Company is terminated for any reason whatsoever, for the period commencing on the termination date of the employment agreement (“Termination Date”) and ending on the date falling 12 months after the Termination Date, or for such period which a court or an arbitrator of competent jurisdiction determines to be reasonable for restrictions of this nature, I shall not:

(a)	whether directly or indirectly and whether as principal or through agents, within Malaysia enter into employment, or deal or transact in any capacity, with any company or business which is in competition with the Company;

(b)	be engaged in, be concerned with or interested in, whether directly or indirectly, and whether on his own behalf or on behalf of or in association with others or in any capacity whatsoever, within Malaysia carry on any activity or business in competition with the Company;

(c)	canvass, solicit the custom of or endeavour to entice away from the Company or provide any service or product which the Company provides in its ordinary course of the Company’s business to any person who, at any time during 12 months before the Termination Date, has been a customer of or was in the habit of dealing with the Company in relation to the Company’s services or products; and

(d)	canvass, solicit or endeavour to entice away from the Company any person who was an employee, officer, director or consultant of the Company immediately before the Termination Date.

3.	This undertaking is governed by Malaysia law.

By:	/s/ Ong Ah Huay

[End of Schedule]

29

Schedule 6

Founders Undertakings

Date: 20th January 2020

To:	CytoMed Therapeutics Pte Ltd
(Singapore company registration no. 201808327H)
(“Investor”)

Dear Sirs

Non-Compete Undertakings

1.	I refer to the Investment Agreement dated on or about the date of this letter (“Agreement”) and made between Landmark Medical Centre Sdn Bhd (the “Company”), the Investor and other parties.

2.	I undertake that if my employment agreement for time being with the Company is terminated for any reason whatsoever, for the period commencing on the termination date of the employment agreement (“Termination Date”) and ending on the date falling 12 months after the Termination Date, or for such period which a court or an arbitrator of competent jurisdiction determines to be reasonable for restrictions of this nature, I shall not:

(a)	whether directly or indirectly and whether as principal or through agents, within Malaysia enter into employment, or deal or transact in any capacity, with any company or business which is in competition with the Company;

(b)	be engaged in, be concerned with or interested in, whether directly or indirectly, and whether on his own behalf or on behalf of or in association with others or in any capacity whatsoever, within Malaysia carry on any activity or business in competition with the Company;

(c)	canvass, solicit the custom of or endeavour to entice away from the Company or provide any service or product which the Company provides in its ordinary course of the Company’s business to any person who, at any time during 12 months before the Termination Date, has been a customer of or was in the habit of dealing with the Company in relation to the Company’s services or products; and

(d)	canvass, solicit or endeavour to entice away from the Company any person who was an employee, officer, director or consultant of the Company immediately before the Termination Date.

3.	This undertaking is governed by Malaysia law.

By:	/s/ Lucas Luk Tien Wee

[End of Schedule]

30

Schedule 6

Founders Undertakings

Date: 20th January 2020

To:	CytoMed Therapeutics Pte Ltd
(Singapore company registration no. 201808327H)
(“Investor”)

Dear Sirs

Non-Compete Undertakings

1.	I refer to the Investment Agreement dated on or about the date of this letter (“Agreement”) and made between Landmark Medical Centre Sdn Bhd (the “Company”), the Investor and other parties.

2.	I undertake that if my employment agreement for time being with the Company is terminated for any reason whatsoever, for the period commencing on the termination date of the employment agreement (“Termination Date”) and ending on the date falling 12 months after the Termination Date, or for such period which a court or an arbitrator of competent jurisdiction determines to be reasonable for restrictions of this nature, I shall not:

(a)	whether directly or indirectly and whether as principal or through agents, within Malaysia enter into employment, or deal or transact in any capacity, with any company or business which is in competition with the Company;

(b)	be engaged in, be concerned with or interested in, whether directly or indirectly, and whether on his own behalf or on behalf of or in association with others or in any capacity whatsoever, within Malaysia carry on any activity or business in competition with the Company;

(c)	canvass, solicit the custom of or endeavour to entice away from the Company or provide any service or product which the Company provides in its ordinary course of the Company’s business to any person who, at any time during 12 months before the Termination Date, has been a customer of or was in the habit of dealing with the Company in relation to the Company’s services or products; and

(d)	canvass, solicit or endeavour to entice away from the Company any person who was an employee, officer, director or consultant of the Company immediately before the Termination Date.

3.	This undertaking is governed by Malaysia law.

By:	/s/ Louisa Luk Tien Sze

[End of Schedule]

31

Schedule 6

Founders Undertakings

Date: 20th January 2020

To:	CytoMed Therapeutics Pte Ltd
(Singapore company registration no. 201808327H)
(“Investor”)

Dear Sirs

Non-Compete Undertakings

1.	I refer to the Investment Agreement dated on or about the date of this letter (“Agreement”) and made between Landmark Medical Centre Sdn Bhd (the “Company”), the Investor and other parties.

2.	I undertake that if my employment agreement for time being with the Company is terminated for any reason whatsoever, for the period commencing on the termination date of the employment agreement (“Termination Date”) and ending on the date falling 12 months after the Termination Date, or for such period which a court or an arbitrator of competent jurisdiction determines to be reasonable for restrictions of this nature, I shall not:

(a)	whether directly or indirectly and whether as principal or through agents, within Malaysia enter into employment, or deal or transact in any capacity, with any company or business which is in competition with the Company;

(b)	be engaged in, be concerned with or interested in, whether directly or indirectly, and whether on his own behalf or on behalf of or in association with others or in any capacity whatsoever, within Malaysia carry on any activity or business in competition with the Company;

(c)	canvass, solicit the custom of or endeavour to entice away from the Company or provide any service or product which the Company provides in its ordinary course of the Company’s business to any person who, at any time during 12 months before the Termination Date, has been a customer of or was in the habit of dealing with the Company in relation to the Company’s services or products; and

(d)	canvass, solicit or endeavour to entice away from the Company any person who was an employee, officer, director or consultant of the Company immediately before the Termination Date.

3.	This undertaking is governed by Malaysia law.

By:	/s/ Lincoln Luk Tien Wen

[End of Schedule]

32

Schedule 7

COMPLETION CERTIFICATE

Date:

To:	CytoMed Therapeutics Pte Ltd
(Singapore company registration no. 201808327H)
(“Investor”)

Dear Sirs

Investment Agreement dated 20th January 2020 Amongst Landmark Medical Centre Sdn Bhd, THE Founding Shareholders, Cytomed Therapeutics Pte Ltd and Cytomed Therapeutics (Malaysia) Sdn Bhd (THE “AGREEMENT”)

The terms and expressions used herein shall, unless the context otherwise requires, have the same meanings ascribed to them in the Agreement.

1.	We refer to the above matter, and confirm that as at the date hereof:

a.	The relevant conditions precedent set out in Clause 3 of the Agreement have been fulfilled;

b.	All representations and warranties of the Company and the Founding Shareholders (including but not limited to the representations and warranties set out in Clause 6) are true, accurate and correct in all material respects by reference to the circumstances existing as at the date of the Agreement and the date of this letter;

c.	There has been no material adverse change, or any development likely to result in a material adverse change, in the conditions, financial or otherwise, of the Company from that existing as at the date of the Agreement, nor has any event occurred, or any fact discovered, rendering untrue or incorrect in any material respect, any of the representations and warranties contained in the Agreement;

d.	All the undertakings of the Company and/or the Founding Shareholders (as may be the case) set out in the Agreement have been fulfilled; and

e.	There has not been any breach by the Company and/or the Founding Shareholders of any of their obligations under the Agreement.

The Company

Signed by	)
)
for and on behalf of	)
LANDMARK MEDICAL CENTRE SDN BHD	)

Founding Shareholders

By:	/s/ Ong Ah Huay	By:	/s/ Lucas Luk Tien Wee

By:	/s/ Louisa Luk Tien Sze	By:	/s/ Lincoln Luk Tien Wen

33